Exhibit 10.2
Supplemental Agreement No. 19
to
Purchase Agreement No. 3157
between
The Boeing Company
And
Federal Express Corporation
Relating to Boeing Model 777-FREIGHTER Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of the 27th day of October, 2011, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);
W I T N E S S E T H:
WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (the Aircraft); and
WHEREAS, Customer desires to re-schedule the delivery of certain Aircraft (Affected Aircraft) as identified in the table below:

Manufacturer’s		Current Delivery	Revised Delivery
Serial		Dates of	Dates of Affected
Number (MSN)	Table	Affected Aircraft	Aircraft
[ * ]	Table 1-D	[ * ]	[ * ]
[ * ]	Table 1	[ * ]	[ * ]
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	1	SA 19

BOEING PROPRIETARY

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.
1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 19.
2.	Remove and replace, in its entirety, the “Table 1” with the revised Table 1 attached hereto to reflect the delivery date, pricing and advance payments as a result of rescheduling the Affected Aircraft bearing MSN [ * ].
3.	Remove and replace, in its entirety, the “Table 1-D” with the revised Table 1-D attached hereto to reflect the delivery date, pricing and advance payments as a result of the rescheduling the Affected Aircraft bearing MSN [ * ].
4.	Customer and Boeing hereby acknowledge and confirm that Letter Agreement 6-1162-RRO-1144R5 entitled [ * ] is hereby cancelled and replaced in its entirety with Letter Agreement 6-1162-RRO-1144R6 entitled [ * ].
5.	[ * ]
6.	This Supplemental Agreement No. 19 shall not be effective unless executed and delivered by Customer on or prior to October 31, 2011.
7.	For the avoidance of doubt, notwithstanding the rescheduling of the Affected Aircraft, Special Matters Letter Agreement 6-1162-RCN-1790 continues to apply to MSN [ * ] and Special Matters Letter Agreement FED-PA-LA-1001683R1 continues to apply to MSN [ * ].
EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ STUART C. ROSS	By:	/s/ PHILLIP C. BLUM

Its:	Attorney-In-Fact	Its:	Vice President

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	2	SA 19

BOEING PROPRIETARY

TABLE OF CONTENTS

SA
NUMBER
ARTICLES

1. Quantity, Model and Description
2. Delivery Schedule
3. Price
4. Payment
5. Miscellaneous

TABLE

1. Aircraft Information Table	19
1B Block B Aircraft Information Table	4
1C Block C Aircraft Information Table	13
1C1 Block C Aircraft Information Table (MSN [ * ])	11
1C2 Block C Aircraft Information Table	16
1D Block D Aircraft Information Table	19

EXHIBIT

A. Aircraft Configuration	4
A1. Aircraft Configuration (Block B Aircraft)	4
A2. Aircraft Configuration (Block C Aircraft except MSN [ * ])	11
A3. Aircraft Configuration (Block C Aircraft w/ MSN [ * ])	11
A4. Aircraft Configuration (Block D Aircraft)	12
B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1. Escalation Adjustment/Airframe and Optional Features
CS1. Customer Support Variables
EE1. Engine Escalation/Engine Warranty and Patent Indemnity
SLP1. Service Life Policy Components

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	3	SA 19

BOEING PROPRIETARY

		SA
LETTER AGREEMENT		NUMBER
3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	[ * ]

6-1162-RCN-1789	Option Aircraft [Attachment to Letter 6-1162-RCN-1789]	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798 R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799	[ * ]

6-1162-RRO-1062	Option Aircraft	4
	Attachment to Letter 6-1162-RRO-1062	16

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066R1	Special Matters for Block B Aircraft	4

6-1162-RRO-1067	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062	4

6-1162-RRO-1068	Special Provision — Block B Aircraft	4

FED-PA-LA-1000790R2	Special Matters for Block C Aircraft	16

FED-PA-LA-1001683R1	Special Matters for Block D Aircraft	16

6-1162-RRO-1144R6	[ * ]	19

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	4	SA 19

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

Supplemental Agreement No. 12	September 3, 2010

Supplemental Agreement No. 13	August 27, 2010

Supplemental Agreement No. 14	October 25, 2010

Supplemental Agreement No. 15	October 29, 2010

Supplemental Agreement No. 16	January 31, 2011

Supplemental Agreement No. 17	February 14, 2011

Supplemental Agreement No. 18	March 31, 2011

Supplemental Agreement No. 19	October __, 2011

P.A. No. 3157	5	SA 19

BOEING PROPRIETARY

Table 1 to
Purchase Agreement No. 3157
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-Freighter	766000 pounds	Detail Specification: D019W007FED7F-1, Rev E dated August 29, 2011
Engine Model/Thrust:	GE90-110B1L	110100 pounds	Airframe Price Base Year/Escalation Formula:	Jul-06		ECI-MFG/CPI
Airframe Price:		[ * ]	Engine Price Base Year/Escalation Formula:	N/A		N/A
Optional Features:		[ * ]

Sub-Total of Airframe and Features:		[ * ]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[ * ]	Base Year Index (ECI):		180.3
Aircraft Basic Price (Excluding BFE/SPE):		[ * ]	Base Year Index (CPI):		195.4
Buyer Furnished Equipment (BFE) Estimate:		[ * ]

Seller Purchased Equipment (SPE) Estimate:		[ * ]
Refundable Deposit/Aircraft at Proposal Accept:		[ * ]

					Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
		Escalation		Escalation Estimate	Balance At
Delivery	Number of	Factor		Adv Payment Base	Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	MSN	Price Per A/P	1%	4%	5%	35%
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	2	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	2	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Note: Boeing and Customer acknowledge that letter 6-1162-RRO-1069 “Delivery Notice and Excusable Delay for Aircraft with Delivery Dates of [ * ] and [ * ] has been sent to Customer.

[ * ]

***	In SA #15, the former two (2) [ * ] Aircraft have moved as follows: [ * ].

****	In SA # 19, one (1) [ * ] Aircraft was moved to [ * ].

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED 50269-1F and 58383-1F	Boeing Proprietary	Supplemental Agreement No. 19 Page 1

Table 1-D To
Purchase Agreement No. PA-3157
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-Freighter	766000 pounds	Detail Specification: D019W007FED7F-1, Rev E dated August 29, 2011
Engine Model/Thrust:	GE90-110B1L	110100 pounds	Airframe Price Base Year/Escalation Formula:	Jul-10		ECI-MFG/CPI
Airframe Price:		[ * ]	Engine Price Base Year/Escalation Formula:	N/A		N/A
Optional Features:		[ * ]

Sub-Total of Airframe and Features:		[ * ]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[ * ]	Base Year Index (ECI):		106.8
Aircraft Basic Price (Excluding BFE/SPE):		[ * ]	Base Year Index (CPI):		215.6
Buyer Furnished Equipment (BFE) Estimate:		[ * ]

Seller Purchased Equipment (SPE) Estimate:		[ * ]
Deposit per Aircraft:		As noted below

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)
Delivery	Number of	Factor			Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	MSN	Deposit	Price Per A/P	1%	4%	5%	35%
Block D Aircraft
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
	4

[ * ]

[4]	In SA #19, one (1) [ * ] Aircraft was moved to [ * ].

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED 54641, 55684, 56375, and 58384	Boeing Proprietary	Supplemental Agreement No. 19 Page 1

The Boeing Company P. O. Box 3707 Seattle, WA 98124-2207
October 27, 2011
6-1162-RRO-1144R6
Federal Express Corporation
3610 Hacks Cross Road
Memphis, TN 38125

Attention:	Mr. Kevin Burkhart

Managing Director — Aircraft Acquisitions & Sales

Subject:	[ * ]

Reference:	Supplemental Agreement No. 8, Nos. 13 through No. 16, No. 18 and No. 19 to Purchase Agreement 3157, dated November 7, 2006, between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER Aircraft (the Aircraft)
Dear Mr. Burkhart:
In consideration of the strong business relationship between Boeing and Customer and Customer executing Supplemental Agreements No. 8, Nos. 13 through No. 16, No. 18 and No. 19, Boeing has agreed to [ * ].

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157, 6-1162-RRO-1144R6 [ * ]	BOEING PROPRIETARY	SA-19 Page 1

Confidential Treatment. Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent company, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.
Further Customer agrees and acknowledges that Attachment A cannot be revised/modified in any way unless specifically agreed to in writing by Boeing.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157, 6-1162-RRO-1144R6 [ * ]	BOEING PROPRIETARY	SA-19 Page 2

Very truly yours,
THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: October 27, 2011
FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its	VP, Aircraft Acquisitions & SAO
Attachment

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. 3157, 6-1162-RRO-1144R6 [ * ]	BOEING PROPRIETARY	SA-19 Page 3

Attachment A to 6-1162-RRO-1144R6	Page 1 of 2
[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
BOEING PROPRIETARY

Attachment A to 6-1162-RRO-1144R6	Page 2 of 2
[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. 3157, 6-1162-RRO-1144R6 [ * ]	BOEING PROPRIETARY	SA-19 Page 2